EATON VANCE NEW YORK MUNICIPAL INCOME FUND

Supplement to Statement of Additional Information dated February 1, 2025 as may be supplemented and/or revised from time to time

The Board of Trustees of Eaton Vance New York Municipal Income Fund (the “Fund” or the “Acquiring Fund”) has approved a proposal by Boston Management and Research (“BMR”) to effect the reorganization of Eaton Vance New York Municipal Opportunities Fund (the “Acquired Fund”) with and into the Acquiring Fund (the “Merger”). Completion of the Merger is subject to various conditions. The Merger is expected to close on or about March 20, 2026.

In addition, the following paragraph is added as the second to last paragraph under the section titled “INVESTMENT RESTRICTIONS” effective immediately:

New York Municipal Income Fund’s investment policy, set forth in the Prospectus, to invest, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”), requires that assets must be municipal obligations that are exempt from regular federal income tax and New York state law and New York City personal income taxes in order to count toward the 80% Policy.

December 11, 2025